Exhibit 10.2

                                 LEASE AGREEMENT

This Agreement is made on October 1, 1997

BETWEEN KR HOLDINGS, INC. a New Jersey Corporation, located at 500 Craig Road, Manalapan, New Jersey 07726 as LANDLORD

AND                 STRATUS SERVICES GROUP, INC., a New Jersey
                    Corporation, having offices at 500 Craig Road, Manalapan, NJ 07726, as TENANT.

      WITNESSETH THAT Landlord does hereby lease to Tenant and Tenant does hereby rent from Landlord, the following described premises: 4620.73 square feet of rentable space on the second floor of the Craig Corporate Center, located at 500 Craig Road, Manalapan Township, Monmouth County, New Jersey, as shown in the drawing attached as "EXHIBIT A-1 " (Demised Premises)

for a term of five (5) years, COMMENCING on October 1, 1997 and ENDING on September 30, 2002, to be used and occupied for no other purpose than general or professional offices.

      UPON THE FOLLOWING CONDITIONS AND COVENANTS:

      1st: PAYMENT OF RENT: tenant covenants and agrees to pay to Landlord, as minimum rent for and during the term hereof, the sum of THREE HUNDRED NINETY TWO THOUSAND, SEVEN HUNDRED SIXTY TWO 03/100 DOLLARS ($ 392,762.03 ), in the following manner:

       Years 1  $16.50 /TE               $6,353.50/month    $76,242.04/year
       Years 2  $16.75 /TE               $6,449.76/month    $77,397.22/year
       Years 3  $17.00 /TE               $6,546.03/month    $78,552.41/year
       Years 4  $17.25 /TE               $6,642.29/month    $79,707.59/year
       Years 5  $17.50 /TE               $6,738.56/month    $80,862.77/year

Rent is payable monthly, in advance, on the first calendar day of each month at the office of the Landlord, KR HOLDINGS, INC., 500 CRAIG ROAD, MANALAPAN, NEW JERSEY 07726.

      2nd: REPAIRS AND CARE: Tenant has examined the premises and has entered into this lease without any representation on the part of Landlord as to the condition thereof. Tenant shall take good care of the premises and shall at Tenant's own cost and expense, make all non-structural repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of Tenant, excepted. Tenant shall neither encumber not obstruct the sidewalks, driveways, yards, entrances, hallways and stairs buy shall keep in a clean condition. Landlord shall be responsible for all structural repairs and alterations at its expense, including but not limited to repair and maintenance of the plumbing, heating, air conditioning and ventilation systems affecting the demised premises.

      3rd: COMPLIANCE WITH LAWS, ETC.: Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof, and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at Tenant's own cost and expense; provided same shall not require structural alteration or the addition of sprinklers, which shall be the responsibility of the Landlord.

      4th: ASSIGNMENT: Tenant shall not assign, mortgage or hypothecate this lease, not sublet or sublease the premises or any part thereof; nor occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or sued for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty. See Article 37 regarding subletting.

      5th: ALTERATIONS AND IMPROVEMENTS: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures shall be installed in or attached to the leased premises, without the written prior consent of Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation, or injury.

6th: FIRE AND OTHER CASUALTY:

      a) If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord or Landlord's Agent.

      b) If the Demised Premises ore totally damaged or rendered wholly unusable by fire or other casualty, then the rent, Operating Costs, Fuel, Utilities and Electric Costs and Real Estate Taxes shall be proportionately paid up to the time of the casualty and shall cease until the date when the Demised Premises shall have been repaired and restored by Landlord subject to Landlord's and Tenant's rights to terminate this Lease as provided for below in Section D of this Article 6.

      c) If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the Demised Premises shall be repaired by and at the expense of Landlord subject to Landlord's and Tenant's rights to terminate this Lease as provided for below in Section D of this Article 6, and the rent, Operating Costs, and Fuel, Utilities and Electric Costs and Real Estate Taxes until such repair shall be substantially completed, shall be equitably adjusted to the extent Tenant is deprived of such use.

      d) If the Office building is damaged to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceeds twenty (20%) percent of the value of the Office building (exclusive of footing and foundations) just prior to the occurrence of the damage, or if the Demised Premises are rendered wholly unusable, or if Landlord shall decide to demolish the Demised Premises and not to rebuild the Demised Premises and/or Office Building and/or Office Building regardless of whether or not the Demised Premises are damaged, or if twenty (20%) percent or more of the Demised Premises are damaged, then in any of such events, Landlord may elect to terminate the Lease by written notice to Tenant given within sixty (60) days after such fire of casualty specifying a date for the expiration of this Lease, which date shall not be more that sixty (60) days after the giving of such notice and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent or additional rent owing shall be paid up to such date and any payments of rent made by tenant which were on account of any period subsequent to such date shall be returned to Tenant. Notwithstanding anything to the contrary set forth above, if the Demised Premises or the Common Office Facilities necessary for the use and enjoyment of the Demised Premises are not damaged by fire or casualty, Landlord will not exercise its right to terminate this Lease pursuant to the provisions above unless Landlord also terminates the leases of other similarly situated tenants, if any, occupying spaces comparable in size to the Demised Premises. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of B and C hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles, force majuere and causes beyond Landlord's control; provided, however,


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

Landlord shall have no obligation to make any repairs to fixtures, or other improvements installed by Tenant, except for Alterations. If the Demised Premises shall be destroyed or damaged by fire or other casualty and if, in the reasonable opinion of the contractor selected by Landlord, the restoration cannot reasonably be completed (meaning completed subject only to routine punch list items and, in any event, in such condition as to permit Tenant's full use and enjoyment) within one hundred eighty (180) days after the casualty, then, in such event, tenant may, at its election, terminate this Lease by notifying Landlord within fifteen (15) days of notice by Landlord to tenant that the restoration cannot reasonably be completed within one hundred eighty (180) days after the date of such casualty. If such restoration is not, in fact, completed for any reason other than tenant's acts or omissions within one hundred fifty
(150) days after the date of such casualty, Tenant may, at its opinion, terminate this Lease by sending written notice thereof to Landlord at any time after the expiration of such one hundred fifty (15) day period, in which case this Lease shall terminate on the date which is thirty (3) days after receipt of the notice by Landlord, unless Landlord substantially completed such restoration within such thirty (30) day period, in which case, Tenant's notice of termination shall be null and void and of no further force and effect. Notwithstanding anything to the contrary contained herein, the time periods for Landlord to restore Demised Premises, pursuant to the Article 6D, shall not be extended due to force majeure as provided for in Article 20th.

      e) Tenant hereby releases and waives all rights of recovery against Landlord, its agents and employees for damage or destruction to its fixtures, equipment or property arising out of fire or casualty whether or not caused by the acts or negligence of Landlord, its agents or employees. Landlord hereby releases and waives all rights of recovery against Tenant, its agents and employees for damage or destruction or its office Building, fixtures, equipment or property arising out of fire or casualty whether or not caused by the acts of negligence of Tenant, its agent or employees to the extent such losses are covered by Landlord's insurance. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture or furnishings or any fixtures or equipment, improvements, or property of Tenant and agrees that Landlord will not in any event be obligated to repair any damage thereto or replace the same, except for Alterations (which included Tenant's Work) as set forth above.


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

      f) Tenant shall not knowingly do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with fire insurance policies covering the Office Building or fixtures and property herein. Tenant shall, at its expense, comply with all reasonable requirements of any insurance company which may be applicable to Tenant's use and occupancy of the Demised Premises, provided that the necessity for such compliance results from the manner and method of use and occupancy of the Demised Premises by Tenant, and shall not do, or permit anything to be done, in or upon the Office Building and/or Demised Premises or bring or keep anything therein, or used the Demised Premises in a manner which shall increase the rate of public liability insurance and/or the rate of fire insurance on the Office Building.

      7th: INSPECTION AND REPAIR: Tenant agrees that Landlord and Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours and upon reasonable notice to the extent possible, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by Landlord nor be construed to create an obligation on the part of Landlord to make such inspection and repair.

      This is to include the running of piping, wiring, etc., which Landlord in its sole judgment may find necessary for the building of which the demised premises are a part.

      This clause shall not be deemed to be a covenant by Landlord nor be construed to create an obligation on the part of landlord to make such inspection or repairs. With exception of emergency situations, entry shall be preceded by reasonable prior oral or written notice, and wherein Landlord, its agents, employees and/or representatives shall make best efforts to notify and exercise due care and not interfere with the operation of Tenant's business to the extent reasonably possible as expressly required in the Lease.

      8th: RIGHT TO EXHIBIT: Tenant agrees to permit the Landlord's agents, employees, or other representatives to show the premises to persons wishing to rent or purchase the same, upon reasonable notice and without undue interference to Tenant's business, and Tenant agrees that on and after 180 days next preceding the expiration of the term hereof, Landlord or Landlord's agents, employees or other representatives shall have the right to place notices at the front of the building or any part thereof, offering the premises for rent or for sale, and Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

      9th: GLASS, ETC. DAMAGE REPAIRS: In case of the destruction of or any other damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence, or improper conduct on the part of Tenant or Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at Tenants own cost and expense.

      10th: SIGNS: Tenant shall not place nor allow to be placed any signs of any kind whatsoever upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by Landlord in writing, which consent shall not be unreasonably withheld or delayed. In case Landlord or Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at Landlord's expense when said repairs, alterations or improvements have been completed. Any signs permitted by Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

      11TH: NON-LIABILITY OF LANDLORD: Landlord shall not be liable for any damage or injury which may be sustained by tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air-conditioning or heating systems, elevators or hoisting equipment, not resulting from Landlord's gross negligence or willful misconduct; or by reason of the elements,; or resulting from the carelessness, negligence, or improper


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conduct on the part of any other Tenants or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or resulting from Landlord's (or Landlord's agents, employees, guests, licensees, invitees, tenants, assignees or successors) negligent act or omission not constituting gross negligence or willful misconduct; or attributable to any interference with, interruption of or failure, beyond the control of Landlord, of any services to be furnished or supplied by Landlord.

      12th: MORTGAGE PRIORITY: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages, provided, however, that the lender under any such mortgage shall acknowledge and agree that, during the one-year period commencing on the execution of the mortgage, so long as Tenant is not default of any term, covenant or condition of the Lease, tenant shall not be disturbed by lender in Tenant's possession, enjoyment, use and occupancy of the premises. Such non-disturbance agreement (a) shall be in substance and form acceptable to lender, (b) shall not extend beyond the on-year period commencing on the execution of the mortgage, and c) shall only apply to the first such mortgage affecting the premises after the date of this lease. A refusal by tenant to execute such instruments shall entitle Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly.

      13th: SECURITY: Tenant has this day deposited with Landlord the sum of $ , as security for the payment of the rent hereunder and the full and faithful performance by tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to Tenant, without interest, after the expiration of the term hereof, provided that tenant has fully and faithfully performed all such covenants and conditions and is not in default or arrears in rent. During the term hereof, Landlord may, if Landlord so elects, apply such security, to make good any default by tenant, in which event Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to Tenant shall run with the reversion and title to said premises whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosures or other proceedings, or the exercise of a right of taking or entry by any mortgagee. Landlord shall assign or transfer said security, for the benefit of Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no way be deemed to permit landlord to retain the security after termination of Landlord's ownership of the reversion or title. Tenant shall not mortgage, encumber or assign said security without the written consent of Landlord.

      14th: INCREASE OF INSURANCE RATES: If for any reason it shall be impossible to obtain fire and other hazard insurance on the building and improvements on the leased premises, in an amount and in the form, from an insurance company with an A.M. Best Rating of "A" or Better, generally available for buildings of this type in New Jersey, Landlord may, if Landlord so elects at any time thereafter, terminate this lease and the term hereof , upon giving to Tenant ninety (90) days notice in writing of Landlord's intention so to do, and upon the giving of such notice this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by Tenant or character of or the manner in which Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, Tenant shall upon demand pay to Landlord, as rent, the amounts by which the premises for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

      15th: CONDEMNATION AND EMINENT DOMAIN: If the land and premises leased herein, or a major portion thereof, of which the leased premises are a part, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or in lieu of any formal condemnation proceedings or actions, Landlord shall grant option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other


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

public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date and Landlord shall fix by notice in writing; and Tenant shall have no claim or right or claim to be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price of such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of Tenants to damages, if any, are hereby assigned to Landlord. Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. Tenant covenants and agrees to vacate the said premises, remove all tenant's personal property therefrom and deliver up peaceable possession thereof to Landlord or to such other party designated by Landlord in the aforementioned notice. Failure by Tenant to comply with any provisions in this clause shall subject Tenant to such costs, expenses, damages and losses as Landlord may incur by reason of Tenant's breach thereof.

      16th: REMEDIES UPON TENANT'S DEFAULT:

      a) If Tenant defaults in the performance of any of its obligations hereunder, and such default continues for ten (10) days after the giving of notice of such default with respect to the failure to pay any monies, or thirty
(30) days after the giving of notice of default with respect to the failure to perform or comply with any non-monetary obligations of Tenant hereunder, then Landlord may at its option terminate this Lease upon giving ten (10) days notice of termination to Tenant, in which event neither Tenant nor any person claiming through or under Tenant shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises. Tenant shall have reasonable additional time beyond thirty
(30) days to cure a non-monetary default of Tenant has commenced to cure same within thirty (3) days and thereafter proceeds with due diligence to cure same.

      b) I. In the event that Tenant defaults under this Lease and such default entitles Landlord to possession of the Demised Premises as hereinabove provided, Landlord shall have the right to enter the Demised Premises, remove Tenant's property and effects, without terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay rent and all its other obligations hereunder for the full term, relet the Demised Premises or any part thereof, either in the same or for the account of Tenant, for such rent and for such term or terms as Landlord may see fit, which term may, at Landlord's option, extend beyond the balance of the term of this Lease. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make such reasonable repairs, alterations and additions in and to the Demised Premises and redecorate the same as it sees fit. Tenant shall pay Landlord and deficiency between the rent hereby reserved and covenanted to be paid and the net amount of rents collected on such reletting for the balance of the term of this Lease, as well as any reasonable expense of repairing, altering and redecorating the Demised Premises and otherwise preparing the same for re-rental. All such expenses shall be paid by Tenant as additional rent upon demand by Landlord. Any deficiency in rental shall be paid in monthly installments, upon statements rendered by landlord by tenant. For the purpose of determining the deficiency in rent, whether payable in installments or the entire rental for the balance of the term, the rent reserved shall be deemed to be guaranteed minimum rental herein provided for, as reduced by any rent collected by reletting. Any suit brought to collect the amount of deficiency for any one or more months shall not preclude any subsequent suit to collect the deficiency for any subsequent months.

      b) 2. In any case where Landlord has recovered possession of the Demised Premises by reason of Tenant's default, Landlord may at Landlord's option, at any time thereafter, without notice or other action by Landlord, and without prejudice to any other rights or remedies Landlord might have hereunder or at low or equity, become entitled to recover from Tenant, as damages for such default, in addition to such other sums herein agreed to be paid by Tenant (to the date of re-entry, expiration and/or dispossess), the amount, if any, by which (i ) the sum of the fixed rent and additional rent (conclusively presuming the additional rental to be the same as was payable for the Calendar Year immediately preceding termination of the Lease) from the date of such default to the date of expiration of the ten otherwise remaining term of this Lease; exceeds (ii) the then fair and reasonable rental value of the Demised Premises for the same period. If the Demised Premises or any part thereof is relet on an arms-length basis by Landlord for the unexpired portion


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of the term of this Lease or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting. Said damages shall become due and payable to Landlord immediately upon such default of this Lease and without regard to whether this Lease be terminated or no; and if this Lease be terminated, without regard to the manner in which it is terminated. In the computation of such damage, the difference between any installments of fixed rent and additional rental thereafter becoming due and the fair and reasonable rental value of the Demised Premises for the period of which such installment was payable shall be discounted to the date of such default at the rate of not more than four (4%) percent per annum;

      c) In addition to the rights granted to Landlord pursuant to Section B of this Article 16, Landlord may require that, upon any termination of this Lease, whether by lapse of time, the exercise of any option by Landlord to terminate the same, or in any other manner whatsoever, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall at once surrender possession of the Demised Premises to Landlord and immediately vacate the same, and shall remove all its effects therefrom. If tenant fails to do so, Landlord may, upon ten (10) days' notice, re-enter the Demised Premises, with or without process of law, and repossess itself thereof as in its former estate and expel and remove Tenant and any other person and properties therefrom, using such reasonable force as may be necessary, without being deemed guilty of conversion, trespass, eviction or forcible entry, and without thereby waiving Landlord rights to rent or any other rights given Landlord under this Lease or at law or in equity.

      d) Tenant is in default of its obligations under this Lease, Landlord can cure the default and Tenant shall forthwith pay to Landlord, as additional rent, a sum of money equal to all reasonable amounts expended by landlord in curing such default. If suit is brought by Landlord on account of any default and if default is established, Tenant shall pay to Landlord all reasonable expenses of such suit, as additional rent, including without limitation, reasonable attorney's fees in the institution of any dispossession act or any other actions as a result of Tenant's default. Any payment by tenant of a sum of money less than the entire amount due Landlord at the time of such payment shall be applied to the obligations of Tenant furthest in arrears. No endorsement or statement on any check or accompanying any payment shall be deemed an accord and satisfaction and any payment accepted by landlord shall be without prejudice to Landlord's right to obtain the balance due or pursue any other remedy available to Landlord in law and in equity.

      e) If Tenant defaults in any payment of rent or additional rent, interest shall accrue commencing on the fifth (5th) day following such due date until paid at the greater of (i) interest at PNC Bank's Base Rate (as herein defined) per annum plus tow (2%) percent per annum, or (ii) one and one-half percent (1 1/2%) per month, or if such rate is illegal, at the highest rate permitted by law. PNC Bank's Base Rate shall mean the annual rate of interest announced publicly by PNC Bank (or its successors) from time to time as its Base Rate (or if same is discontinued, then the substitute rate therefor as announced by PNC Bank (or its successors) or if no substitute rate is announced by PNC Bank (or its successors), then the prime rate (the base rate on corporate loans) or equivalent rate as published daily in The Wall Street Journal under the heading "Money Rates".

      f) If, at any time during the term of this Lease, there shall be filed by or against Tenant, in any court pursuant to any statute either of the United State for any state, a petition in bankruptcy or insolvency or for the reorganization or for the appointment of a receiver, trustee or liquidator of all or any portion of the assets of Tenant or if Tenant makes an assignment for the benefit of creditors, or if Tenant admits in writing its or their inability to pay its or their debts, and if, within ninety (90) days thereafter, Tenant fails to secure a discharge thereof this Lease at the option of Landlord may be canceled and terminated, in which event neither Tenant not any person claiming through or under Tenant shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises. Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.


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      g) Landlord agrees to use commercially reasonable efforts to mitigate damages in the event of a default by Tenant (which shall not, however, obligate Landlord to relet the Demised Premises during any period for which Landlord has alternate comparable vacant premises in the Office Building).

      h) In addition to any and all remedies set forth herein, Landlord shall have all remedies available at law or in equity and any and all remedies shall be cumulative and non exclusive.

      17th: REMOVAL OF TENANT'S PROPERTY: Any equipment, fixtures, goods or other property of Tenant, not removed by Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by Tenant, or upon Tenant's eviction, shall be considered as abandoned and Landlord shall have the right, without any notice to tenant, to sell or otherwise dispose of the same, at the expense of Tenant, and shall not be accountable to tenant for any part of the proceeds of such sale, if any.

      18th: REIMBURSEMENT OF LANDLORD: If Tenant shall fail or refuse to comply with and perform any such conditions and covenants of the within lease, Landlord may, if Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of Tenant, and the said cost and expense shall be payable on demand, or at the option of Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in no addition to such other remedies as Landlord may have hereunder by reason of the breach by Tenant of any of the covenants and conditions in this lease contained.

      19th: NON-PERFORMANCE BY LANDLORD: This lease and the obligation of Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired, or excused because of Landlord's inability to supply any service or material called for herein by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency, or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

      20th: VALIDITY OF LEASE: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of contempt jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

      21st: NON-WAIVER BY LANDLORD: The various rights, remedies, options and elections of Landlord, expressed herein, are cumulative, and the failure of Landlord to enforce strict performance by Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by Landlord of any installment of rent after any breach by Tenant in any one or more instances shall not be construed or deemed to be a waiver or a relinquishment for the future by Landlord of any such conditions and covenants, options, elections, or remedies, but same shall continue in full force and effect.

      22nd: NOTICES: All notices, demands, and requests which any or are required to be given by either party hereunder to the other, shall be in writing. All notices, demands and requests by Landlord to Tenant shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant at:

TENANT:     STRATUS SERVICES GROUP, INC.
            500  CRAIG ROAD
            MANALAPAN, NEW JERSEY  07726

or to such other addressed as Tenant may from time to time designate by written notice to Landlord.

      All notices, demands, and requests by Tenant to Landlord shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord at:

LANDLORD:    KR HOLDINGS, INC.
             500 CRAIG ROAD
             MANALAPAN, NEW JERSEY  07726

      All notices referred to hereunder shall be deemed given upon receipt after said notice is mailed by United States registered or certified mail as aforesaid, in any post office or branch post office regularly maintained by the United States Government.

      23rd: TITLE AND QUIET ENJOYMENT: Landlord covenants and represents that Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that Tenant, on paying the rent and performing the conditions and covenants herein contained, shall and may peacefully and quietly have, hold, and enjoy the leased premises for the term aforementioned.

      24th: ENTIRE CONTRACT: This lease contains the entire contract between the parties. No representative, agent or employee of Landlord has been authorized to make any representations or promises with reference to the within lease or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced in writing and signed by Landlord and Tenant.

      25th: SERVICES PROVIDED BY LANDLORD: Landlord shall provide:

      a) Heating, ventilation and air conditioning (hereinafter called "HVAC") to the Demised Premises during Building Hours, as appropriate for the season, and lighting and electric energy for the Common Office Facilities as in Landlord's sole judgment is necessary or desirable to insure proper operation of the Office Building. As used in this Lease the "Building Hours" shall be Monday through Friday, 8:00 a.m. to 7:00 p.m., and Saturday from 9:00 a.m. to 2:00 p.m., excluding Sunday and those holidays set forth as follows: New Year's Day, President's Day, memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas Day. Landlord shall furnish HVAC for usual Office Building requirements as set forth above. At additional cost to Tenant, based upon a charge of Sixty and 00/100 ($60.00) Dollars per hour of any part thereof, as such charge may be adjusted by Landlord from time to time upon written notice thereof to Tenant, Landlord shall provide HVAC to the Demised Premises at other times, provided that, with respect to any such additional service, a) Tenant shall notify Landlord and request the same twenty-four (24) hours in advance and
b) if another tenant or tenants in the Office Building request such additional service for the same period of time and same HVAC units which serve the Demised Premises also serve such tenant's premises, then the additional cost will be shared between Tenant and such tenant or tenant's based on the floor area of the Demised Premises compared to the floor area of the premises leased by such other tenant or tenant's. By way of example and not limitation, assume that Tenant requests HVAC service Saturday morning from 9:00 a.m. to 12:00 p.m. and another tenant in the Office Building who leased 14,735 square feet and whose HVAC is provided through the same HVAC unit which also supplies the Demised Premises and such other tenant also requests such HVAC service for the same day and time, then the cost for such HVAC service to Tenant for such Saturday would be Forty and 30/100, calculated as follows:

      3 hours x $60 = $180.00 x [4252 sq. ft./4252 sq. ft. + 14,735 sq. ft.] =
$40.30

      b) Running fresh hot and cold water for adequate Tenant purposes.

      c) Cleaning services as set forth on Exhibit "B" annexed hereto and made a part hereof, subject however to the conditions therein stated. Except as provided for on Exhibit "B", Tenant shall pay the costs of all other cleaning services required by Tenant.

      d) Removal of ice and snow from the walks, drives, parking areas (and access ways thereto), curbs and other exterior Common Office Facilities.

      e)    Self-service elevators.

      f)    Exterior landscaping.

      g) Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable, under any circumstances, provided Landlord is acting reasonably, for loss of, or injury to Tenant or to property, including, without limitation, any claims for damage to computers, stored information or any similar loss or damage, however occurring, through or in connection with or incidental to the furnishing of , or failure to furnish any of the services provided for in this Article 25 or for any services provided to tenant under any of the other terms and conditions of this Lease or for any interruption to Tenant's business however occurring, for more than a period of five (5) continuous business days.

      26th: CERTIFICATE OF OCCUPANCY: Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part.

      27th: RULES AND REGULATIONS: Tenant and Tenant's servants, employees, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given at least ten (10) days prior to becoming effective. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon landlord within ten (10) days after the serving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

      28th: ADDITIONAL RENT, TAXES, AND OPERATING EXPENSES:

      28.1 Tenant shall pay additional rent from time to time as provided in this Article to reflect any increase in taxes and building operating costs and Tenant shall pay such increases as "Additional Rent" as hereinafter provided.

      28.2 Definitions - For the purpose of this article the following terms shall have the meanings set forth below:

      a) The demised premises ("Demised Premises or "Premises") shall be deemed to contain a floor area of 4,4620.73 square feet and the building of which the Demised Premises forms a part ("Building") shall be deemed to contain a total area of 30,848 square feet. Consequently the percentage of Tenant's occupancy of the entire Building (the "Occupancy Percentage") shall be

      b) "Taxes" or real estate taxes, as referred to herein shall mean taxes and assessments, special or otherwise, upon or with respect to the building and the land upon which it is located, assessed, levied, or imposed by any governmental authority having jurisdiction. Nothing herein contained shall require Tenant to pay or be charged for any portion of municipal , state, or federal income taxes assessed against Landlord; municipal, state, or federal capital levy, estate, succession, inheritance or transfer taxes of Landlord; corporation franchise taxes imposed upon Landlord or any corporate owner of the fee of the demised premises; provided, however, that if at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so as to cause the whole or any part of the taxes and assessments how or hereafter levied, assessed or imposed on real estate and the improvements thereon to be levied, assessed and imposed, wholly or partially as a capital levy or otherwise or on the rents received therefrom; or if any tax, corporation franchise tax, assessment, levy (including but not limited to any municipal, state, or federal levy) imposition or charge, or any part thereof, shall be measured by or based in whole or in part, upon the demised premises and shall be imposed upon Landlord, then all such taxes, assessments, levies, impositions, or charges, or the part thereof so measured or based, but only to the extent that they are so substituted and are applicable to any period or periods within the term of this lease, shall be deemed to be included within the term taxes or real estate taxes for the purposes hereof, to the extent that such taxes would be payable if the demised premises were the only property of Landlord subject to such taxes and revenues and income received by Landlord from demised premises were the only revenues and income of Landlord.

      c) The "Base Tax Year" shall mean the calendar year ending December 31, 1998 and a "Tax Year" shall mean any calendar year thereafter.

      28.3: Taxes: If the taxes for any tax year during the term of this lease shall be greater than the real estate tax for the Base Tax Year, then tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess. Landlord will submit a copy of the Landlord's tax bills indicating the taxes to be paid and will bill the Tenant monthly for the amount of tax due. Tenant will remit within thirty (30) days of receipt from Landlord. Tenant shall thereafter, for the balance of the Operating Year, make monthly payments on one-twelfth (1/12th) of said increase, to reflect the change as of the Billing Date, which amounts shall be credited for the account of Tenant against the annual payment due on the succeeding Billing Date. Real estate taxes, if any, shall be considered additional rent and Landlord shall have same remedies in the event of non-payment as specified in the lease for default in rent.

      28.4: Building Operating Costs

      a) Tenant hereby agrees that for each operating year during the term of this lease in which the total Building Operating Costs (as hereinafter defined) shall exceed the Building Operating Costs for the First Operating Year, Tenant shall pay to Landlord, as Additional Rent, an amount equal to the Occupancy Percentage of such excess within thirty (3) days after presentation of Landlord's statement (the "Operating Statement"), thereof, which shall be ninety
(90) days after the commencement of such Operating Year (the "Billing Date").

Tenant shall thereafter, for the balance of that Operating Year, make monthly payments of one-twelfth (1/12th) of said increase, to reflect the change as of the Billing Date, which amounts shall be credited for the account of Tenant against the annual payment due on the succeeding Billing Sate. The Operating Statement shall indicate: (i) the initial additional amount required to be paid by Tenant as Additional Rent as in this Article provided; (ii) and the manner in which such adjustment is completed.

      b) The Building Operating Costs include each and every reasonable expense incurred in connection with the ownership, administration, management, operation and maintenance of the property, including but not limited to, the allocable portion of wages, salaries and fees paid to persons either employed by Landlord to engaged as independent contractors in the operation of the real estate, and such other typical items of expense as indicated below. All such costs shall be reflected on a comparative statement (the "Statement"), which shall be exhibited to the Tenant upon request.

      c) The expenses referred to in this Article shall be determined in accordance with generally accepted accounting principles and each Statement furnished shall be certified by Landlord as true and correct. Tenant or its representatives shall have the right, at its own expense, upon reasonable notice and during reasonable hours, to inspect the books of the Landlord for the purposes of verifying the information contained in any Statement provided prior written request for such inspection shall be made by Tenant within six (6) months after receipt of such statement.

      d) Some of the typical items of expense comprising the Building Operating Costs and to be included in the Statement are:

      1.    General repairs and maintenance.
      2. Utility Costs, including but not limited to, cost of electricity to power HVAC units serving the entire Building (both tenant and common areas), cost of oil or other fuel required to heat the entire Building, cost of electricity to light the common areas.
      3. Cleaning costs, including but not limited to, window cleaning, general interior office cleaning, cleaning of common areas.
      4. Service contracts, including but not limited to, contracts for elevator service, HVAC service, rubbish removal, carting, janitorial and watchman services, snow removal.
      5.    Costs of landscaping.
      6.    Cost of insurance.
      7.    Fees and/or salaries of superintendents, engineers, custodians.
      8.    Towel and paper supplies service for all common lavatories.
      9. Building Operating Costs shall not include leasing commissions, advertising or promotional expenses, or costs relating to special or extraordinary services provided to any other Tenant in the building but not to tenant, or for which Landlord is fully reimbursed by any Tenant.

      28.5: If, pursuant to any Statement showing Taxes and Building Operating Costs for either the base period for Taxes or Operating Costs, or for any subsequent period, there shall be an increase or refund of either Taxes or Building Operating Costs, or for the period covered by such Statement, the Statement shall be appropriately adjusted, and the amount payable by the Tenant to the Landlord as a refund shall be revised, adjusted and paid accordingly. If such adjustment takes place after the expiration of the term of this lease, this provision shall be deemed to have survived such expiration. Tenant shall be entitled to receipt of a refund or reduction of Additional Rent, as appropriate, resulting from reductions of taxes or Building Operating Costs; however, it is agreed by the parties that any reduction shall not in any way operate to reduce the Minimum Rent.

      28.6: Any increase or decrease in Additional Rent under this Article shall be pro-rated for the final Operating Year if such Operating Year covers a period of less than twelve (12) full months. Tenant's obligation to pay and Landlord's obligation to refund Additional Rent under this Article for the final Operating Year shall survive the expiration of the term of this lease.

      29th: COMMENCEMENT OF TERM; ESTIMATED COMMENCEMENT DATE:

      29.1: The parties intend that the Commencement Date is OCTOBER 1, 1997.

      29.2: After the Commencement Date, Landlord and Tenant, promptly upon the request of either of them, will execute and deliver to each other an agreement in recordable form setting forth the Commencement and Termination Dates.

      29.3: If, prior to the Commencement Date, Tenant shall enter to the demised premises to make any installations of its equipment, fixtures and furnishings, Landlord shall have no liability or obligation for the care or preservation of Tenant's property.

      29.4: Landlord agrees to provide a demising entry/exit door and partition from the Tenant's premises into the rear of the first floor lobby on the south side of the elevator.

      30th: OMITTED

      31ST: ELECTRIC CURRENT:

      31.1: landlord shall furnish to Tenant electric service which tenant shall require in the Demised Premises for normal lighting and equipment (which electric service is hereinafter called the "Tenant Electric Services"). All installations of electrical fixtures, appliances and equipment within the Demised Premises shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, delayed or conditioned. However, notwithstanding anything to the contrary contained herein, Tenant's Electric Service shall in no event include electric current for any future computer installation or for any future equipments needing greater than a fifteen (15) amp line excluding customary copying machines and an existing Qantel Mini-Frame/Server used by Tenant for operations within the Demised Premises. Landlord shall not be liable in any way to Tenant for failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Office Building with electricity or for any other reason.

      31.2: Tenant shall pay to Landlord from and after the date that Tenant takes possession of the Demised Premises, but no later than the Commencement Date, as additional rent for Tenant Electric Service the sum of One and 50/100 ($1.50) Dollars per annum for each rentable square foot leased to Tenant (which sum is hereinafter called the "Tenant Electric Amount") payable in equal monthly installments in advance on the first day of the month. Such Tenant Electric Amount shall, however, be subject to adjustment from time to time during the term of this Lease, as the cost of Tenant Electric Amount is determined by survey (performed at Landlord's discretion and expense) to be in excess of Tenant Electric Amount, whether resulting from an increase in electric energy rates, the use by tenant of electric costing in excess of Tenant Electric Amount, from the installation of additional fixtures, appliance or equipment, with or without Landlord's consent, or use of electric current at times other than the Building Hours, and conversely, Tenant shall receive a reduction in Tenant Electric Amount in the event that Tenant Electric Service as determined by survey shall amount of less than Tenant Electric Amount. Should a survey determine that the Tenant's electrical costs should increase, Tenant reserves the option to have their demised premises sub-metered with the associates costs shared equally by Tenant and Landlord. Notwithstanding anything to the contrary contained herein, Landlord may, at its option, and at its expense at any time during the term of this Lease arrange to have the electric usage directly metered to the Demised Premises, in which event, Tenant will pay the utility company (or Landlord in the event of submetering) for such usage.

      32nd: LIABILITY INSURANCE: Tenant agrees to provide, on or before the Commencement Date, a Certificate of Insurance. Tenant shall maintain, at its own cost and expense, comprehensive general liability insurance on a single limit basis with reasonable standard deductible amounts, having the minimum limits of coverage in the amount of Two Million and 00/100 ($2,000,000.00) Dollars. Landlord shall be named as an additional insured under the policy. The insurance policy shall also provide that the hold harmless and indemnification wording of the Lease is insured under the policy. Such policy shall include a provision that at least thirty (30) days prior written notice of cancellation be given to Landlord. All policies of insurance required by Tenant under this Lease shall be written and signed by solvent and responsible insurance companies properly licensed and authorized to do business in New Jersey. At or prior to the commencement of the term of this Lease, Tenant shall provide Landlord with certificates of Tenant's insurers evidencing the insurance coverage required by Tenant under this Lease. In addition, Tenant shall deliver to Landlord renewal policies or certificates thereof not later than thirty (30) days prior to the expiration of any such policy.

      33RD: PARKING FACILITIES:

      33.1: Landlord hereby grants to Tenant the license (the "License") to park cars ("Allotted Parking"), for use solely by Tenant and Tenant's employees, guests, and invitees in the parking area or areas serving the premises.

      33.2: In the event of an over-use, Landlord shall have the right to revoke the License. In the event the number of parking spaces in the Designated Parking Area is reduced by circumstances beyond the control of Landlord, the Allotted Parking shall be reduced accordingly.

      34th: ACCESS AND COMMON OFFICE FACILITIES:

      34.1: Anything to the contrary contained in this lease notwithstanding, Landlord and all tenants, including Tenant hereunder, shall have a mutual right of access for emergency purposes through such areas where the same may be required and through the demised premises of any Tenant in the Building.

      34.2: Tenant shall have the right of non-exclusive use, in common with others, of (a) automobile parking areas and driveways (subject to Article 34th hereof); (b) footways; and (C) such elevator and other facilities as many be constructed and designated from time to time by Landlord in the Building, all to be subject to the terms and conditions of the lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

      34.3: The Common Office Facilities include, without limitation, the lobby, hallways, elevator(s), fire stairs and all other general Office Building facilities that service the Office Building tenants, including without limitation air conditioning rooms, fan rooms, elevator shafts, machine rooms, flues, stacks, pipe shafts and vertical ducts with their enclosing walls, and the parking areas, roadways, pathways, sidewalks, landscaped areas, interior and exterior walls, walkways, driveways, entrances and exits, curbs culverts, drainage facilities, barriers, fences, gates, retaining walls, hydrants, sprinkler equipment, fire pumps, lighting equipment, utility lines located in and serving the Office Building and all other facilities and apparatus located in and serving the Office Building. The Common Office Facilities shall be subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify, change and enforce reasonable rules and regulations with respect to the Common Office Facilities and Tenant agrees to abide by and conform with such rules and regulations. Landlord agrees that such rules and regulations will be applied in a reasonable and uniform manner to the extent that such rules and regulations are reasonably applicable to other tenancies in the Office building. Tenant agrees that any party making a delivery to Tenant at the Demised Premises will park its trucks or delivery vehicles only in such loading area as Landlord from time to time designates for that purpose. Landlord shall have the right to close any part of the common Office Facilities for such time as may, in the opinion of Landlord's counsel, be necessary to prevent a dedication thereof, or the accrual of any rights in any person, or to clean and repair the same, and to close any part of the parking area for such time as Landlord deems necessary in order to discourage non-tenant parking and to do other things in the Common Office Facilities as Landlord in its discretion deems reasonable and necessary for the benefit of the Office Building. Landlord may, in its absolute discretion, make such changes, modifications or additions to the Common Office Facilities as it deems necessary.

      35th: BROKERS:

      35.1: Tenant represents that ______________ is the only broker with whom it has dealt in connection with the leased premises.

      35.2: Landlord agrees to pay a commission to said brokers in accordance with a separate agreement between them; and Tenant agrees to defend, indemnify and hold harmless the Landlord, its affiliates and/or subsidiaries from any expense or liability arising out of a claim for commission by any other broker claiming or alleging to have acted on behalf of or to have dealt with Tenant.

      36th: CLEANING SERVICES: Landlord shall provide services for maintenance of grounds, common areas and parking areas and such other cleaning services within the demised premises as are set forth on "Cleaning Service Rider," annexed hereto and made a part hereof as Exhibit "B."

      37th: ASSIGNMENT, SUBLETTING:

      37.1: If the Tenant shall desire to sublet all or any portion of the leased premises, it shall first submit in writing to Landlord:

      (a)   the name and address of the proposed sublesee;

      (b)   the terms and conditions of the proposed subletting;

      (c)   the nature and character of the business of the proposed sublessee;

      (d) evidence that the proposed sublessee is a United States citizen or citizens or a corporation qualified to do business in the State of New Jersey and organized and existing under the laws of one of the States of the United States;

      (e) banking, financial and other credit information relating to the proposed sublessee reasonably sufficient to enable Landlord to determine the proposed sublessee's financial responsibility, and

      (f) plans and specifications for Tenant's layout, partitioning, and electrical installments for the portion of the premises to be sublet.

      37.2: If the nature and character of the business of the proposed sublessee, and the proposed use and occupancy of the leased premises or any portion thereof by the proposed sublessee is in keeping and compatible with the dignity and character of the Building, then Landlord agrees not to unreasonably withhold or delay its consent to any such proposed subletting.

      37.3: Notwithstanding the provisions of this Article 37, Tenant shall have the right to sublet the premises or any part hereof to representatives or affiliates of Tenant, without consent of Landlord. Notice of such a sublet will be provided to Landlord in writing, 6o days in advance.

      37.4: Any subletting hereunder shall not in any event release or discharge Tenant hereunder of or from any liability, whether past, present, or future, under this lease, and Tenant shall continue liable hereunder. The subtenant shall agree to occupy the Premises subject to all of the terms, covenants, conditions, provisions and agreements of this lease to the extent of the space sublet; and Tenant shall deliver to Landlord promptly after execution an executed duplicate original copy of such sublease and an agreement of compliance by such subtenant.

      37.5: Tenant shall be responsible for obtaining all permits and approvals required by any governmental or quasi-governmental agency for any work or otherwise required in connection with the proposed sublease and Tenant is furthermore responsible for and is required to reimburse Landlord for all costs including legal fees which Landlord incurs in reviewing the proposed sublease and any permits, approvals and applications for the construction of the subleased premises. Tenant's failure to obtain any of the above mentioned permits and approvals or to submit same and a duplicate original copy of the sublease and an agreement of assumption by the subtenant to Landlord within fifteen (15) days of the execution or submission of such items shall constitute a default under this lease.

      38th: TENANT'S COOPERATION; REASONABLE MODIFICATIONS; ESTOPPEL CERTIFICATE; MEMORANDUM OF LEASE:

      38.1: If, in connection with obtaining financing for the Building and/or the real estate, or otherwise upon the interest of the Landlord, as Lessee, under any ground or underlying lease, any lending institution shall request reasonable modifications of this lease as a condition of such financing , Tenant covenants not to unreasonably withhold or delay its agreement to such modification, upon Landlord's request, provided that such modification does not materially or adversely affect the rights of Tenant under this lease.

      38.2: Landlord and Tenant agree at any time and from time to time, upon not less than twenty (20) days prior written request, that Tenant shall execute, acknowledge and deliver to Landlord, or its designee, a statement in writing certifying that (a) this lease is unmodified and is in full force and effect (or, if there have been modification, that the same are in full force and effect, as modified); (b) the dates to which the Minimum Rent and Additional Rent have been paid; and (C) rents paid in advance, if any. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interest in the real property. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Landlord those remedies herein provided for in an event of default.

      38.3: At any time during the term of this lease and within thirty (30) days after written request therefore from either party, Landlord and Tenant will execute, acknowledge and deliver a memorandum of this lease for recording.

      39th: LIMITATION OF LIABILITY; DEFINITION OF "LANDLORD": Notwithstanding anything to the contrary herein provided, each and every term, covenant, condition and provision of this lease is hereby made specifically subject to the provisions of this Article 39. The term "Landlord" as used in this lease means only the owner or lessor for the time being of the Building, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this lease by such owner, Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee has assumed and agreed to observe and perform all obligations of Landlord hereunder. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements of Landlord individually and any liability for damage or breach or non-performance by Landlord shall be collectible only against the partnership and no personal liability is assumed by, nor ant any time may be asserted against partners of Landlord or any agents, employees, or legal representatives, all such liability, if any, being expressly waived and released by Tenant.

      40th: STATUTORY WAIVER: Tenant waives the benefit of New Jersey Revised Statutes, Title 46, Chapter 8, Sections 6 and 7. Tenant agrees that it will not be relieved of the obligations to pay the Minimum Rent or any additional rent in case of damage to or destruction of the Building, except as provided in Article 6th of the printed portion of this lease.

      41st: CORPORATE AUTHORITY:

      41.1: Tenant represents that the undersigned officer(s) has (have) been duly authorized to enter into this lease and that the execution and consummation of this lease by Tenant does not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which Tenant is a party or is subject.

      41.2: Upon execution hereof, Tenant shall deliver an appropriate certification by its Secretary and Assistant Secretary to the above effect.

      42nd: PERSONAL PROPERTY TAXES: Tenant agrees to pay all taxes imposed on the personal property of Tenant used in connection with the premises, and hold Landlord harmless therefrom.

      43rd: BUILDING CHANGES: This lease shall not be affected or impaired by any change to any lawns, sidewalks or streets adjacent to or around the Building, except as provided in the provisions of this lease dealing with condemnation.

      44th: HOLDING OVER: If Tenant holds possession of the premises beyond the Termination Date or prior expiration of the term, Tenant shall become a tenant from month-to-month at the Minimum Rent and Additional Rent payable hereunder and upon all other terms and conditions of this lease, and shall continue to be such month-to-month tenant until such tenancy shall be terminated and such possession shall cease. Nothing contained in this lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the premises beyond the termination date or prior expiration of the term, and Landlord, upon said termination date or prior expiration of the term, and Landlord, upon said termination date or prior expiration of the term hereof, shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the speedy repossession of the premises.

      45th: SEVERABILITY OF PROVISIONS: If any term or provision of this lease or the application thereof to any party or circumstance shall to any extent be invalid or unenforceable, the remainder of this lease or the application of such term, or provision to parties or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and enforced to the fullest extent permitted by law.

      46th: NO OFFER OF AGREEMENT: No employee or agent of Landlord, no broker, and no agent of any broker has authority to make or agree to make a lease or any other agreement or undertaking in connection herewith, including, but not limited to the modification, amendment or cancellation of a lease. The mailing or delivery of this document by the Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord to lease the premises on the terms herein. This lease shall not be effective, no shall Tenant have any rights with respect thereto, unless and until Landlord shall execute this lease and deliver the same to Tenant.

      47th": LATE CHARGE: In the event rent is not received by Landlord by the tenth day of each month, there will be a late charge of $200.00. In addition, interest will run from the tenth of the month at the rate of one and one-half percent (1-1/2%) per month on any amounts due. There will be a charge of $35.00 for any check returned for insufficient funds. In the event legal action is commenced for non-payment of rent, Tenant shall, in addition to court costs, be responsible for reasonable legal fees actually incurred. All of the charges in this Article 47 shall be collectible as Additional Rent. Such charges shall not constitute a waiver of any other of the Landlord's rights or remedies.

      48th: CONFORMATION WITH LAWS AND REGULATIONS: Landlord may pursue the relief or remedy sought in an invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statues or regulations were set forth herein at length.

      49th: In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      50th: OPTION TO RENEW: Provided that the Tenant is not in default under any of the provisions of this Lease, the Tenant shall have an option to renew this Lease for two (2) periods of five (5) years each upon the same terms and conditions as are provided herein except for rental which is to be determined in accordance with the provisions of Article 50 (a). In order to exercise these options, tenant must notify Landlord, in writing, by certified mail, at least one hundred eighty (180) days, on or about May 31, 2002, prior to the expiration of the original term of this Lease for the first option and at least one hundred eighty (180) days prior to the expiration of the first option for the second option.

      51st: BUILDING AMENITIES

      51.1: BASEMENT STORAGE ALLOCATION: Notwithstanding Tenant's right to use any portion of the basement; Landlord and its employees and agents retain a right of access to such basement space on reasonable oral advance notification of Tenant to perform inspection, maintenance, repair or construction activities and with no notice if an emergency situation arises, although Landlord will attempt to notify Tenant to the extent reasonably possible. Notification is given sufficiently in advance if given more than Twenty Four (24) hours in advance.

            Landlord and Tenant acknowledge and agree that a portion of the basement storage area, if allocated, is contiguous to the buildings common loading dock. As such, Tenant occupying the storage unit containing this loading dock, agrees to provide access to all building tenants existing or in the future.

      52nd: MECHANIC'S LIENS: Tenant covenants not to suffer or permit any mechanic's materialmen's construction or other liens to be filed against the fee interest of Landlord, nor against Tenant's leasehold interest in the Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or any contractor, subcontractor or any other party or person acting at the request of Tenant, or anyone holding the Demised Premises or any part thereof by, through or under Tenant, unless Tenant shall, within fifteen (15) days after receiving notice of the filing thereof , cause the same to be is charged of record by payment, deposit, bond or order of a court of competent jurisdiction or otherwise. Nothing contained in this Lease shall be deemed or construed in any way as constituting written authorization by Landlord to the making of any alterations or additions by tenant for purposes of New Jersey's Construction Lien Law, ch. 318, 1993, N.J. Laws 3 or any amendment thereof or constituting a request by Landlord, expressed or implied, to any contractor, subcontractor, laborer or material man for the performance of any labor or the furnishing of any materials for the use or benefit of Landlord.

      53rd: INDEMNITY: Tenant shall indemnify and hold Landlord harmless from and against all loss, cost, damages, expenses and liability of any nature including reasonable attorneys' fees arising out of or in connection with any act or omission of Tenant, its agents, contractors or employees or including, but not limited to, claims as a result of injury to or death of any person or property damage or claims of Tenant's employees or arising out of or in connection with Tenant's use and possession of the Demised Premises, or its breach of this Lease, provided, however, nothing contained herein shall require Tenant to indemnify Landlord or any other party with respect to any loss, cost, damage, expense or liability of any nature arising out of or to the extent of any act or neglect of Landlord or its agents or employees. Tenant shall immediately respond and assume the investigation, defense and expense of all such claims and causes of action. Landlord may, at its expense, join in such defense with counsel of its own choosing.

      54th: ENVIRONMENTAL LAWS:

      (a) Tenant, its agents, contractors, employees or invitees shall not process, store, use, handle, generate, manufacture, bury or treat any Hazardous Material (as hereinafter defined) at the Demised Premises and/or the Office Building or permit to be processed, stored, used, handled, generated, manufactured, buried or treated any Hazardous Material at the Demised Premises and/or the Office Building (other than small quantities of normal office supplies used at the Demised Premises such as cleaning supplies and copier supplies, provided same are properly stored, handled and disposed of in compliance with all Environmental Laws and comply with the "De Minimus quantity exemption standards under ISRA"). Tenant shall not (either with or without negligence) cause or permit the escape, disposal, discharge or release of any Hazardous Material. "Hazardous Material" means (i) any biologically or chemically active substance or material, or (ii) any hazardous wastes or hazardous substances as defined in any Environmental law (as hereinafter defined), including, without limitation, any asbestos, PCB, toxic noxious or radioactive substance, methane, volatile hydrocarbons, industrial solvents or any other material or substance which could cause or constitute a health, safety or other environmental hazard to any person or property. "Environmental Law" means any applicable federal, state or local environmental and cleanup statutes, laws, rules or regulations, ordinances, orders decrees and interpretations now or hereafter in effect, including, without limitation: (1) Industrial site Recovery Act, 1993 N.J. Laws, Chapter 139 and all regulations promulgated thereunder ("ISRA"); (2) the Spill Compensation and Control Act N..J.S.A. 58:10-23.11, et seq; (3) the Comprehensive Environmental Response, compensation and Liability Act, 42 U.S.C. 9601, et seq; (4) the Toxic Substance Control Act, 15 U.S.C. 2601, et seq.; and any amendments thereto and regulations promulgated thereunder. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Material, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Demised Premises and is caused or permitted by Tenant, its agents, employees, contractors or invitees. In addition, tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Material on the Demised Premises. In all events, Tenant shall indemnify Landlord in the manner provided in Article 53 of this Lease form any release of Hazardous Materials on the Demised Premises occurring while tenant is in possession and is caused or permitted by Tenant, its agents, employees, contractors or invitees, or elsewhere if caused by Tenant or persons acting under Tenant.

      (b) Tenant shall, at Tenant's own expense, comply with all Environmental Laws. Tenant shall, at Tenant's own expense, keep and maintain the Demised Premises and/or the Office Building free from Hazardous Materials (other than small quantities of normal office supplies used at the Demised premises such as cleaning supplies and copier supplies provided same are properly stored handled and disposed of in compliance with all Environmental Laws and comply with the "De Minimus Quantity exemption standard under ISRA") and the leaks, discharges, releases or spills thereof and free from contamination of Hazardous Materials arising out of Tenant's use and occupancy of the Demised Premises or the acts or omissions of Tenant, its agents, contractors, employees or invitees. Tenant shall (1) notify Landlord immediately in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Demised Premises, (2) promptly forward to Landlord copies of any notices received by Tenant relating to any violations or alleged violations of any Environmental Law and (3) promptly pay when due any fine or assessment against Landlord, Tenant or the Demised Premises relating to any violation of an Environmental Law during the term of this Lease. Should any Governmental Authority (as hereinafter defined) determine that a cleanup plan must be prepared and that a cleanup must be undertaken because of any storage, spills, releases or discharges of Hazardous Material at the

Demised Premises which occurred during the term of this Lease, then Tenant shall at Tenant's own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans.

      ( c ) Tenant represents that it will use the Demised Premises only as an office for the performance of general administrative, personnel, supervisory, accounting, purchasing, engineering and systems planning, advertising, legal, financial, sales or other related management functions, travel-related services, or lawful ancillary uses related to office. Tenant shall not do or permit anything to be done in the Demised Premises that would render the Demised Premises subject to the provisions of ISRA. Tenant hereby warrants and represents to landlord that Tenant's operation does not and will not include the generation, storage, discharge, release, disposal, handling, treatment or manufacturing of any Hazardous Material. Tenant warrants and represents that it will not, without the prior written consent of Landlord, engage in any activity which will classify the Demised Premises (or any portion thereof) as an "industrial establishment", as such term is defined in ISRA. Should the agreements and/or representations of the preceding sentences be breached, Landlord may declare this Lease to be in default and, in addition to all other remedies available to Landlord as set forth herein, Landlord my require Tenant to immediately remove all Hazardous Material at Tenant's sole cost and expense or Landlord may do same at Tenant's sole cost and expense, performing all engineering or other tests required to assure Landlord and all interested governmental agencies that the Demised Premises and/or the Office Building have been restored to a safe conditions.

      (d) Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of any Governmental Authority (as hereinafter defined) with respect to environmental Laws related to Tenant's, or its agents, employees, contractors or invitees', acts or omissions, or Tenant's method and manner of use of the Demised Premises. The term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or public officers or any agency, court or body of the Federal Government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

      (e) Tenant agrees to fully cooperate with Landlord and provide such documents, affidavits and information as may be requested by Landlord ( i ) to comply with any Environmental Law, (ii) to comply with the request of any lender, purchaser or tenant, and/or (iii) for any other reason deemed necessary by Landlord in its sole discretion.

      (f) Tenant's failure to abide by any of the terms of this Article 54 shall be restrainable by injunction.

      (g) The provisions of this Article 54 shall survive the termination, cancellation, modification, expiration, rescission or revision of this Lease.

      55th: WAIVER OF TRIAL BY JURY: LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals or caused there presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

                                                 KR HOLDINGS, INC.
                                                 LANDLORD

Witness/Attest:

                                                /s/ Richard J. Schecher
                                                --------------------------------
/s/ K. McGackin
---------------------                           Name:  Richard Schecher
                                                      --------------------------
                                                Title: President
                                                      --------------------------
                                                Date:  October 5, 1997
                                                      --------------------------

                                                STRATUS SERVICES GROUP, INC.
Witness/Attest:                                 TENANT

                                                      /s/ Michael A. Maltman
                                                --------------------------------
/s/ B. Duncan                                   Name:  Michael A. Maltzman
---------------------                                ---------------------------
                                                Title: CFO
                                                      --------------------------
                                                Date:         10/2/97
                                                      --------------------------

                                    EXHIBIT B

                             CLEANING SERVICE RIDER

General Cleaning Office Area

Cleaning Services provided five (5) days per week.

Cleaning hours Monday through Friday, between 5:30 p.m. and before 8:00 a.m. of the following day.

On the last day of the week the work will be done after 5:30 p.m. on Friday but before 8:00 a.m. Monday.

No cleaning on holidays.

Furniture will be dusted and desk tops will be wiped clean. However, desks with loose papers on the top will not be cleaned.

Window sills and baseboards to be dusted and washed when necessary.

Office wastepaper baskets will be emptied.

Cartons or refuse in excess of that which can be placed in wastepaper baskets will not be removed. Tenants are required to place such unusual refuse in trash cans or a spot designated by the Landlord.

Cleaner will not remove nor clean tea or coffee cups or similar containers; also, if such liquids are spilled in wastebaskets, the wastebaskets will be emptied but not otherwise cleaned.

Vinyl asbestos floors will be swept daily.

Carpets will be swept daily and vacuumed three (3) times per week.

All closet shelving, coat racks, etc. will be dusted weekly.

Seat cushions on chairs, sofas, etc., will be vacuumed weekly.

Lavatories

All lavatory floors to be swept and washed with disinfectant nightly.

Tile walls and dividing partitions to be washed and disinfected weekly.

Basins, bowls, urinals to be washed and disinfected daily.

Mirrors, shelves, plumbing work, bright work, and enamel surfaces cleaned nightly.

Waste receptacles and wash dispensaries to be filled with appropriate tissues, towels, and soap as needed.

Main Lobby, Elevators, Building Exterior, and Corridors

Wipe and wash all floors in Main Lobby nightly.

Wipe and/or vacuum elevator floor nightly.

Polish floors weekly in elevator.

Carpet to be vacuumed weekly.

Floors to be machine cleaned annually and the marble in foyer to be stripped and cleaned and retreated annually.

Elevator cab to be wiped clean daily and thoroughly cleaned and polished weekly.

Lobby walls, glass, etc., to be wiped clean daily and thoroughly cleaned and polished weekly.

Lobby entrance doors, windows, to be washed weekly.

Windows will be cleaned when necessary but not less than once every eight weeks, inside and once every six (6) months outside.

Miscellaneous Services

Sweep sidewalk in front of building entrances daily.

Keep stairways clean at all times.

Keep Custodian's Rooms and Mechanical Rooms clean and in orderly condition at all times.

Work Excluded

Cleaning services do not include the washing nor polishing, nor waxing of furniture, files, cabinets, wastebaskets or other personal property of Tenant. When such work is necessary, Tenant may make necessary arrangements for same directly with Landlord's cleaning employees or, if preferred, with independent third part contractors.

                               RULES & REGULATIONS

                         Referred to in Foregoing Lease
                               (See Paragraph #27)

1. the sidewalks, halls, passageways, elevators and stairways shall not be obstructed by any of the tenants, or used by them for any other purpose than ingress and egress to or from their respective offices.

2. The floors, skylights, windows, doors and transoms that reflect or admit light into passageways, or into any place in said building shall not be covered or obstructed by any of the tenants. The toilet-rooms, water-closet and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, ashes, ink, chemicals or the refuse from electric batteries or other unsuitable substances shall be thrown therein. Any damage resulting from such misuse or abuse shall be borne by the tenant by whom or by whose employees it shall be caused.

3. No new exterior sign, advertisement, notice or thing shall be inscribed, painted, or affixed on or in any part of said building. Lettering on office doors only shall be permitted, and only of such color, size and style as shall be first designated by the Lessor and endorsed hereon.

      No interior signs, advertisement, notice or thing shall be inscribed, painted, or affixed on or in any part of said building, without the Landlord's prior written approval which shall not be unreasonably withheld.

4. No safe shall be put or hoisted in any part of the building except under the direction of the Lessor. Tenants shall arrange with the Lessor's agent as to time for receiving or delivering safes, furniture, or freight.

5. No tenant shall do or permit anything to be done in said premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said building, or on property kept therein, or obstruct or interfere with the rights of other tenants, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or with any insurance policy upon said building or any part thereof, or conflict with any of the rules and ordinances of the Township of Manalapan or with any laws or regulations of the State of New Jersey or of the United States, or of any department or authority of either State of Federal Government.

6. No tenant shall employ any person or persons, other than the Lessor's janitor, or his assistants, for the purpose of cleaning or of taking charge of said premises, it being understood and agreed that the Lessor shall be in no way responsible to any tenant for any damage done to the furniture or other effects of any tenant by the janitor or any of his employees, or any other person, or for any loss of property from leased premises, however occurring. Tenants shall see that the windows are closed and the doors securely locked before leaving the demised premises. No additional locks shall be installed on any doors on the demised premises by the Lessee.

                                   EXHIBIT A-3

PARKING:

Landlord will not designate assigned Parking Spaces for Tenant. Landlord agrees not to have a charge for parking.


                                       26